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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------


       Date of Report (Date of earliest event reported): February 7, 2003




                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-15223                   76-0453392
-------------------------     -----------------------     ----------------------
(State or Other               (Commission                 (IRS Employer
Jurisdiction of               File Number)                Identification No.)
Incorporation)



                87 Grandview Avenue, Waterbury, Connecticut 06708
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 596-2236


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The undersigned registrant, OptiCare Health Systems Inc. (the "Registrant"), hereby amends its Current Report on Form 8-K filed on February 10, 2003 to provide information required by Item 7. The Current Report described the acquisition of substantially all of the assets of Wise Optical Vision Group, Inc.'s contact lens distribution business pursuant to an agreement dated February 7, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         The following financial statements are filed with this report as Exhibits 99.1:

         Wise Optical Vision Group, Inc.
         -------------------------------
         (1) Report of Independent Accountants
         (2) Balance Sheets of Wise Optical Vision Group, Inc. at October 31, 2002 and 2001
         (3) Statements of Operations of Wise Optical Vision Group, Inc. for the years ended October 31, 2002, 2001 and 2000
         (4) Statements of Shareholder's Equity of Wise Optical Vision
                Group, Inc. for the years ended October 31, 2002, 2001 and 2000
         (5) Statements of Cash Flows of Wise Optical Vision Group, Inc. for the years ended October 31, 2002, 2001 and 2000
         (6) Notes to Financial Statements

(b)      Pro Forma Financial Information.

         The following unaudited pro forma combined condensed financial information are filed with this report as Exhibit 99.2:

         (1) Pro Forma Combined Condensed Balance Sheet of OptiCare Health Systems, Inc. as of December 31, 2002 (Unaudited)
         (2) Pro Forma Combined Condensed Statement of Operations of OptiCare Health Systems, Inc. for the year ended December 31, 2002 (Unaudited)
         (3) Notes to Pro Forma Combined Condensed Balance Sheet and Statements of Operations (Unaudited)

(c)      Exhibits.

23.1     Consent of Deloitte & Touche LLP

23.2     Consent of Deloitte & Touche LLP

99.1     Historical Financial Statements of Wise Optical Vision Group, Inc.

99.2     Pro Forma Condensed Combined Financial Information of OptiCare Health
                Systems, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OPTICARE HEALTH SYSTEMS, INC.
                                       (Registrant)



Date: April 23, 2003                   /s/ William A. Blaskiewicz
                                       --------------------------
                                       Name: William A. Blaskiewicz
                                       Title: Vice President and Chief Financial
                                               Officer






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                                  EXHIBIT INDEX

Exhibit
Number                      Description
--------                    -----------
23.1     Consent of Deloitte & Touche LLP

23.2     Consent of Deloitte & Touche LLP

99.1     Historical Financial Statements of Wise Optical Vision Group, Inc.

99.2 Pro Forma Condensed Combined Financial Information of OptiCare Helath Systems, Inc.










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